Filed with the Securities and Exchange Commission on April 16, 2015

Securities Act of 1933 File No. 333-141120

Investment Company Act of 1940 File No. 811-22027

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 113	☒
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 115	☒

(Check Appropriate Box or Boxes)

FUNDVANTAGE TRUST

(Exact Name of Registrant as Specified in Charter)

301 Bellevue Parkway, Wilmington, DE 19809

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (302) 791-1851

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RIVINGTON DIVERSIFIED INTERNATIONAL
EQUITY FUND BY WHV

Class A Shares ([          ])
Class C Shares ([          ])
Class I Shares ([          ])

RIVINGTON DIVERSIFIED GLOBAL
EQUITY FUND BY WHV

Class A Shares ([          ])
Class C Shares ([          ])
Class I Shares ([          ])

of

FundVantage Trust

PROSPECTUS

June 30, 2015

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summaries	1
Rivington Diversified International Equity Fund by WHV	1
Rivington Diversified Global Equity Fund by WHV	7

More Information about the Funds’ Investment Objective, Strategies and Risks	13
Investment Objectives	13
Additional Information about the Funds’ Investment Strategies	13
Risks	15

More Information about Management of the Funds	17
Investment Adviser	17
Portfolio Managers	18
Prior Performance of the Principal Portfolio Manager	19

Shareholder Information	25
Pricing of Shares	25
Purchase of Shares	26
To Open an Account	30
To Add to an Account	31
Redemption of Shares	34
To Redeem from Your Account	35
Transaction Policies	36
Shareholder Services	37
Distributions	38
More Information about Taxes	39

For More Information	Back Cover

FUND SUMMARIES

RIVINGTON DIVERSIFIED INTERNATIONAL EQUITY FUND BY WHV

Investment Objective

The Rivington Diversified International Equity Fund by WHV (the “Fund”) seeks to provide long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page [    ] of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

	Class A		Class C		Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%	0.74%	0.74%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.10%	1.10%	1.10%
Total Annual Fund Operating Expenses	2.09%	2.84%	1.84%
Fee Waiver and/or Expense Reimbursement(3)	(0.85)%	(0.85)%	(0.85)%
Total Annual Fund Operating Expenses after Waiver and/or Expense Reimbursement(3)	1.24%	1.99%	0.99%

(1) A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.  A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

(2) “Other expenses” are based on estimated amounts for the current fiscal year.

(3) WHV Investments, Inc. (“WHV” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific expenses (such as distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions, do not exceed 0.99% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to

1

recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A shares, Class C shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$694	$946
Class C	$202	$624
Class I	$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Summary of Principal Investment Strategies

The Fund primarily invests in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex-US index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Adviser anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex-US index will be approximately 20%.

The Fund has a policy to invest, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) at the time of initial purchase, in equity or equity-related securities. This non-fundamental policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders. The Fund’s investments in equity and equity-related securities include common and preferred stock, exchange-traded funds, convertible preferred stock, warrants and rights.

WHV implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. WHV then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Adviser believes have the ability to generate sustainable returns, regardless of sector or country.

WHV’s “life-cycle” screen classifies companies according to their cash flow returns and asset growth into one of the following five categories, which are independent of sector, industry or region classification:

·                  Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

2

·                  Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

·                  Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

·                  Maturity: Companies characterized as earning a small positive spread above the cost of capital.

·                  Distress: Companies characterized as having returns driven down below the cost of capital.

WHV’s investment team actively invests across all five stages of the “life-cycle”, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.  These investments are commonly supported by strong financial foundations, superior growth prospects, market leadership, and a highly capable management team.

The investment process is driven by fundamental bottom-up stock selection. The team seeks out companies that not only have an attractive investment case, but also those that they believe are mispriced by the market. The Adviser’s initial analysis includes researching a company’s business model, competitive landscape, management and financial statements.  In constructing and maintaining the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy

The Adviser will sell or reallocate a Fund’s securities if the Adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.  The team strives to preserve capital as part of its investment process.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

·  Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

·  Foreign Investing Risks: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

·  Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

·  Growth Securities Risks: Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Adviser anticipates.

·  Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

3

·  Small Cap Stock Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

·  Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

·  Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

·  Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

·  Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

·  Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

· Limited Operating History Risk: The Fund has a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

Performance Information

Because the Fund does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.

Management of the Fund

Investment Adviser

WHV Investments, Inc.

Portfolio Managers

· Matthias Knerr, CFA, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

· Chris La Jaunie, CFA, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

· Andrew Manton, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

4

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Class C	Class I
Regular Accounts	Initial Investment	$5,000	$5,000	$500,000
	Additional Investments	$100	$100	No Minimum
Individual Retirement Accounts	Initial Investment	$2,000	$2,000	Not Available
	Additional Investments	$100	$100	Not Available
Automatic Investment Plan	Initial Investment	$2,500	$2,500	Not Available
	Additional Investments	$500	$500	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:

WHV Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

WHV Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

(888) 948-4685

Purchase by wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 948-4685 for current wire instructions.

Redemption by telephone:

Please call Shareholder Services toll-free at (888) 948-4685.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and

5

related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

RIVINGTON DIVERSIFIED GLOBAL EQUITY FUND BY WHV

Investment Objective

The Rivington Diversified Global Equity Fund by WHV (the “Fund”) seeks to provide long-term growth of capital.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class C and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page [    ] of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

	Class A		Class C		Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%	0.74%	0.74%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.09%	1.09%	1.09%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%
Fee Waiver and/or Expense Reimbursement(3)	(0.84)%	(0.84)%	(0.84)%
Total Annual Fund Operating Expenses after Waiver and/or Expense Reimbursement(3)	1.24%	1.99%	0.99%

(1) A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.  A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

(2) “Other expenses” are based on estimated amounts for the current fiscal year.

(3) WHV Investments, Inc. (“WHV” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific expenses (such as distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions, do not exceed 0.99% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

7

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A shares, Class C shares and Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$694	$946
Class C	$202	$624
Class I	$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Summary of Principal Investment Strategies

The Fund primarily invests in a combination of equity securities of both U.S. and foreign companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Adviser anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI index will be approximately 20%.  The Fund will invest a significant amount of its assets in equity securities of companies domiciled outside the U.S. or with significant business and/or assets outside the U.S.

The Fund has a policy to invest, under normal conditions, at least 80% of its net assets (plus borrowings for investment purposes) at the time of initial purchase, in equity or equity-related securities. This non-fundamental policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders. The Fund’s investments in equity and equity-related securities include common and preferred stock, exchange-traded funds, convertible preferred stock, warrants and rights.

WHV implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. WHV then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Adviser believes have the ability to generate sustainable returns, regardless of sector or country.

WHV’s “life-cycle” screen classifies companies according to their cash flow returns and asset growth into one of the following five categories, which are independent of sector, industry or region classification:

·                  Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

·                  Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

·                  Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

8

·                  Maturity: Companies characterized as earning a small positive spread above the cost of capital.

·                  Distress: Companies characterized as having returns driven down below the cost of capital.

WHV’s investment team actively invests across all five stages of the “life-cycle”, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.  These investments are commonly supported by strong financial foundations, superior growth prospects, market leadership, and a highly capable management team.

The investment process is driven by fundamental bottom-up stock selection. The team seeks out companies that not only have an attractive investment case, but also those that they believe are mispriced by the market. The Adviser’s initial analysis includes researching a company’s business model, competitive landscape, management and financial statements.  In constructing and maintaining the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy

The Adviser will sell or reallocate a Fund’s securities if the Adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.  The team strives to preserve capital as part of its investment process.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

·  Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

·  Foreign Investing Risks: Foreign stocks may underperform U.S. stocks and may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices; political instability and expropriation and nationalization risks.

·  Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

·  Growth Securities Risks: Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Adviser anticipates.

·  Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

· Small Cap Stock Risk: The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in

9

lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

·  Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

·  Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

·  Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

·  Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

·  Currency Risk: The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

· Limited Operating History Risk: The Fund has a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

Performance Information

Because the Fund does not have a full calendar year of operations as of the date of this prospectus, performance information is not included in the Fund summary.

Management of the Fund

Investment Adviser

WHV Investments, Inc.

Portfolio Managers

· Matthias Knerr, CFA, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

· Chris La Jaunie, CFA, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

· Andrew Manton, Senior Portfolio Manager of WHV, has been managing the Fund since its inception in 2015.

10

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Class C	Class I
Regular Accounts	Initial Investment	$5,000	$5,000	$500,000
	Additional Investments	$100	$100	No Minimum
Individual Retirement Accounts	Initial Investment	$2,000	$2,000	Not Available
	Additional Investments	$100	$100	Not Available
Automatic Investment Plan	Initial Investment	$2,500	$2,500	Not Available
	Additional Investments	$500	$500	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular Mail:

WHV Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

Overnight Mail:

WHV Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

(888) 948-4685

Purchase by wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 948-4685 for current wire instructions.

Redemption by telephone:

Please call Shareholder Services toll-free at (888) 948-4685.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and

11

related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12

MORE INFORMATION ABOUT THE FUNDS’
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The investment objective of both the Rivington Diversified International Equity Fund by WHV (the “Diversified International Equity Fund”) and the Rivington Diversified Global Equity Fund by WHV (the “Diversified Global Equity Fund” and together with the Diversified International Equity Fund, the “Funds”) is to provide long-term growth of capital.  Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. Principal investment strategies are those that the Adviser will use on a day-to-day basis to achieve a Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ Adviser uses, or may use, to achieve a Fund’s objective. Additional information about these investment strategies and practices and related risks is also provided in the Funds’ Statement of Additional Information (“SAI”). The Funds may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Funds’ SAI. The investments and strategies discussed below are those that the Adviser will use under normal market conditions.

The following describes the types of securities a Fund may purchase under normal market conditions to achieve its principal investment strategy.

Equity Securities (Both Funds)

Can include common stock and securities convertible into stock of both U.S. and non-U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges (Both Funds)

Can include common stock and preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation, and ETFs.

Convertible Preferred Stock (Both Funds)

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

Exchange Traded Funds (Both Funds)

The Fund may invest in shares of exchange traded funds or “ETFs” whose underlying investments are consistent with the Fund’s investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

The Adviser may use several types of investments in furtherance of a Fund’s overall investment objective. The following describes the types of securities that may be purchased but the Adviser does not consider them to be a part of such Fund’s principal investment strategy. Additional securities that a Fund may purchase are included in the Funds’ SAI.

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Forward Currency Contracts (Both Funds)

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Warrants (Both Funds)

Securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.

Futures Contracts and Options on Futures Contracts (Both Funds)

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.

Other Investment Strategies and Policies

The Funds consider emerging market companies to be companies that (i) have their principal securities trading market in an emerging country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) are organized under the laws of, and have a principal office in, an emerging country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in an emerging country or countries. “Emerging countries” include those currently considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, and all countries represented in any widely-recognized index of emerging market securities. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.

The Funds consider foreign or non-U.S. companies to be companies that (i) have their principal securities trading market in a foreign country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in foreign countries; (iii) are organized under the laws of, and have a principal office in, a foreign country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in a foreign country or countries.

The Funds may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

The Funds may invest directly in foreign securities traded domestically or in foreign markets, or indirectly through shares of ADRs, International Depositary Receipts, GDRs and European Depositary Receipts (together, “Depositary Receipts”) and New York Registry Shares.

With respect to each Fund, the Adviser may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Any percentage limitations with respect to the investment of a Fund’s assets or quality requirement of issues or issuers in which a Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, a Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or

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cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Funds. Further information about investment risks is available in the Funds’ SAI:

·  Equity Securities Risk (Both Funds): Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities held by the Fund may fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

·  Foreign Securities Risk (Both Funds): Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies, due to less liquid securities and markets, and adverse economic, political, diplomatic, financial, and regulatory factors. For example, recent developments in certain Eurozone countries have caused the prices of securities to decline throughout the region. In addition, there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, making it more difficult for an account to buy and sell securities on those exchanges. Foreign governments also may impose limits on investment and repatriation and impose taxes. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, investor accounts also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. and may involve certain risks (such as delays on payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking. Further, it is often more expensive to trade securities in foreign markets as commissions are generally higher than in the U.S., and foreign exchanges and investment professionals are subject to less governmental regulation than in the U.S. Any of these events could cause the value of the foreign securities in which a Fund invests in to decline.

· Emerging Market Risk (Both Funds): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and these issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those in developed markets. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of certain emerging market countries have expropriated substantial amounts of private property, and many claims of the property owners under such

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circumstances have never been fully settled. In the event of expropriation of private property, it is possible that an entire investment in an affected market could be lost. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

·  Growth Securities Risks (Both Funds): Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

·  Mid Capitalization Stock Risk (Both Funds):

Mid capitalization risk is the risk that a company will be adversely affected or fail as a result of its smaller size. Mid sized companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a less experienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of mid sized companies may, therefore, be more vulnerable to adverse developments than those of larger companies. Mid capitalization stocks could also underperform stocks of smaller companies.

·  Small Capitalization Stock Risk (Both Funds):

Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

·  Currency Risk (Both Funds): The risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

·  Management Risk (Both Funds): As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

·  Market Risk (Both Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

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·  Portfolio Turnover Risk (Both Funds): The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

·  Valuation Risk (Both Funds): The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

· Limited Operating History Risk (Both Funds): The Funds have a limited operating history upon which prospective investors can rely in making a determination whether or not to invest in the Fund.

Other Risks

The Adviser may use several types of investments in furtherance of a Fund’s overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of a Fund. Additional risks are included in the Funds’ SAI.

· Futures and Options Risks (Both Funds): Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that the Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities.

Other risks of investing in futures and options involves the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk the counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Funds’ exposure to the market and magnify potential losses.

· Strategic Cash and Cash Equivalents Risk (Both Funds): Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. This could compromise the Fund’s ability to achieve its investment objective.

· Derivative Instrument (Both Funds): Indicates an instrument whose value is linked to or derived from another security, instrument or index.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ SAI, which is available, free of charge, by calling (888) 948-4685. The SAI may also be viewed or downloaded, free of charge, from the Funds’ website at www.whv.com.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER

WHV Investments, Inc. is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. WHV was founded in 1937 and, in addition to serving as investment adviser to the Funds, provides portfolio management services to individuals, public and private pension

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plans, corporations, Taft-Hartley funds, charitable and educational endowments, foundations and other investment companies. As of [May 31, 2015] WHV had approximately $[   ] billion in total assets under management. WHV, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.

For its services as Adviser to the Funds, WHV is entitled to receive an advisory fee of 0.74% of each Fund’s daily average net assets. A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, on behalf of each of the Funds, and WHV will be provided in the Funds’ first annual or semi-annual report to shareholders following the commencement of operations.

PORTFOLIO MANAGERS

Matthias Knerr, CFA

Matthias Knerr, CFA is a Senior Portfolio Manager of the Rivington Diversified International and Global Equity by WHV strategies, focusing on the innovation and expansion stages of Rivington’s proprietary life cycle investment process and holding final decision-making authority on all investment decisions. He brings 20 years of investing experience to the team, most recently as the CIO of Global Equities at Victory Capital where he was also the lead manager on five investment strategies: Victory International Fund, Victory International Select, Global Equity, Global Select, and Global Select Long/Short. Additionally, Mr. Knerr served in various capacities at Deutsche Asset Management including lead manager of the DWS International and DWS International Select Equity strategies, co-manager of the Deutsche Global Select Equity portfolio and the Bankers Trust European Equity Fund, and as global head of industrials research. He has a BS in Finance and International Business from Pennsylvania State University.

Chris LaJaunie, CFA

Chris LaJaunie, CFA is a Senior Portfolio Manager for the Rivington Diversified International and Global Equity by WHV strategies, focusing on the deceleration stage of Rivington’s proprietary life cycle investment process. He brings 18 years of investing experience to the team, most recently as a co-lead portfolio manager of four investment strategies at Victory Capital: Victory International Fund, Victory International Select, Global Select, and Global Select Long/Short. Before Victory, Mr. LaJaunie was a lead analyst at Deutsche Asset Management on the DWS International and DWS International Select Equity investment strategies; a lead manager on a long/short global resources and commodities portfolio at Morgan Stanley Capital Strategies; and an analyst on the Emerging Markets Absolute Return Equities team at Oaktree Capital. He has an MA in English Language and Literature/Letters from Louisiana State University.

Andrew Manton

Andrew Manton is a Senior Portfolio Manager for the Rivington Diversified International and Global Equity by WHV strategies, focusing on the distress and maturity stages of Rivington’s proprietary life cycle investment process as a fundamental analyst and assisting with the quantitative portion of the process, including maintaining models used for the life cycle-based equity screen, as well as using risk management tools to aid in portfolio management decisions. He has 10 years of investing experience, previously serving as a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management since 2008, an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management, and an equity analyst at Merrill Lynch. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds.

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PRIOR PERFORMANCE OF THE PRINCIPAL PORTFOLIO MANAGER

Diversified International Equity Strategy

Separate Account Performance

Shown below is performance information of a single account (the “Account”) invested pursuant to WHV’s Diversified International Equity Strategy.  The Account was created on August 1, 2014 and is beneficially owned by Mr. Knerr and the other members of the portfolio management team. For the periods presented below, the Account was the only account invested in the Diversified International Equity Strategy.   The Account was managed in a manner substantially similar to the investment objective, investment strategies and policies of the Diversified International Equity Fund.  The Account has been managed by Mr. Knerr since August 1, 2014.  Mr. Knerr, who is the portfolio manager primarily responsible for the day to day management of the Diversified International Equity Fund is and has been principally responsible for the day to day management of the Account since its inception.

The Account has been managed with substantially the same investment objective and strategies as the Diversified International Equity Fund, and are subject to substantially similar investment policies, strategies and techniques as those to be used by the Diversified International Equity Fund. Such Account is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “IRC”), which, if applicable, may have adversely affected the performance results of the Account. The Account performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such Account relates to an account principally managed by Mr. Knerr during the periods presented.

None of the performance or expense information regarding the comparable accounts has been independently verified.

The Account for comparison purposes is measured against the MSCI ACWI Ex-USA Index. The index is calculated net of taxes applicable to foreign investors who are subject to a foreign tax withholding on dividends received. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Account is a discretionary non-fee paying account.  Results are based on fully discretionary accounts of Mr. Knerr prior to his employment with WHV. Past performance is not indicative of future results. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income, net of withholding taxes. The Account performance returns are net of account fees, brokerage commissions, tax withholdings and execution costs. However, the Account is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the IRC. Consequently, the performance results for the Account could have been adversely affected if the Account had been regulated as an investment company. In addition, to the extent that operating expenses incurred by the Account are lower than the expected operating expenses of the Fund, the performance results of the Account would be greater than what Fund performance would have been. The Account was not subject to management fees however.  Net of fee performance was calculated using our maximum management fee applicable to the Diversified International Equity Strategy of [                ]%. Actual investment advisory fees incurred by clients may vary.

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PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE ACTUAL RETURN AND VALUE OF AN ACCOUNT WILL FLUCTUATE AND AT ANY POINT IN TIME COULD BE WORTH MORE OR LESS THAN THE AMOUNT INITIALLY INVESTED.

Annualized Total Returns as of December 31, 2014

Period Ended December 31, 2014	Total Return (Net of Fees)		Total Return (Gross of Fees)		MSCI ACWI ex USA Index
Since Inception*	[ ]	%	[ ]	%	[ ]	%

*  Inception date August 1, 2014.

Similarly Managed Registered Investment Company Performance

Also provided below is the performance of the Victory International Equity Fund. Prior to joining the Adviser, Mr. Knerr was the portfolio manager of the Victory International Equity Fund from its inception on November 24, 2008 through July 31, 2014.  As portfolio manager, Mr. Knerr [had full discretionary authority over the selection of investments for,] and was primarily responsible for the day-to-day management of, that fund. The investment objectives, policies and strategies of the Victory International Equity Fund were substantially similar in all material respects to those of the Diversified International Equity Fund.  In addition, the analytical methods used for identifying investments for the Victory International Equity Fund were the same or substantially similar as those used to identify investments for the Diversified International Equity Fund. The results presented are not intended to predict or suggest the return to be experienced by the Diversified International Equity Fund or the return that an individual investor might achieve by investing in the Diversified International Equity Fund.

The following bar chart shows the annual total returns of the Victory International Equity Fund from its inception to July 31, 2014, during which Mr. Knerr was primarily responsible for the day to day management of such fund.  Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

[INSERT BAR CHART]

Average annualized total returns of the Class A shares of the Victory International Equity Fund for the one-year, five years and since inception periods ended July 31, 2014, during which Mr. Knerr managed the Victory International Equity Fund compared with the performance of the MSCI ACWI ex USA Index were:

Average Annualized Total Returns for the Periods					Since Inception
Ended July 31, 2014	1 Year		5 Years		(November 25, 2008)
Class A Return Before Taxes	([ ]	)%	[ ]	%	[ ]	%
Class A Return After Taxes on Distributions(1)(2)	([ ]	)%	[ ]	%	[ ]	%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	([ ]	)%	[ ]	%	[ ]	%
MSCI AC World Index ex USA (reflects no deduction for fees, expenses or taxes)(3)	([ ]	)%	[ ]	%	[ ]	%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2)

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such

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as 401(k) plans or individual retirement accounts.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. ALTHOUGH THE VICTORY INTERNATIONAL EQUITY FUND AND THE DIVERSIFIED INTERNATIONAL EQUITY FUND HAVE SUBSTANTIALLY SIMILAR OBJECTIVES, POLICIES, AND STRATEGIES, VICTORY INTERNATIONAL EQUITY FUND IS A SEPARATE FUND AND ITS HISTORICAL PERFORMANCE IS NOT INDICATIVE OF THE FUTURE PERFORMANCE OF THE DIVERSIFIED INTERNATIONAL EQUITY. SHARE PRICES AND INVESTMENT RETURNS WILL FLUCTUATE REFLECTING MARKET CONDITIONS, AS WELL AS CHANGES IN COMPANY-SPECIFIC FUNDAMENTALS OF PORTFOLIO SECURITIES AND OVERALL MARKET CONDITIONS.

Chronologically Linked Performance of Separate Account and Similarly Managed Registered Investment Company

Shown below is performance for (1) the Account as set forth above and (2) the Similarly Managed Registered Investment Company as set forth above.  Although these were two different accounts  and the size, fees and applicable investment restrictions differed, each was managed with substantially similar investment strategies, policies and investment objectives.  The presentation below links the two time periods during which Mr. Knerr was primarily responsible for their day-to-day management for chronological coherence.

Diversified International Equity Chronologically Linked Performance Separate Account and Similarly Managed Registered Investment Company

	Trailing Returns as of 12/31/14
	1 Year	3 Years	5 Years	Since Inception*
Diversified International Equity**	-2.29%	11.21%	6.56%	11.66%
MSCI ACWI Ex-USA (USD, Net)	-3.87%	8.99%	4.43%	11.66%

	Calendar Year Returns
	2008***	2009	2010	2011	2012	2013	2014**
Diversified International Equity**	8.40%	31.55%	14.97%	-13.11%	18.10%	19.18%	-2.29%
MSCI ACWI Ex-USA (USD, Net)	11.53%	41.45%	11.15%	-13.71%	16.83%	15.29%	-3.87%

Performance is for periods ending 12/31/2014.

*Inception date for the Victory International Equity Fund is 11/24/2008.

**The track record from inception through 7/31/2014 is that of the Victory International Equity Fund and is net of the expense ratio.  The track record from 8/1/2014 is represented by a separate account, significantly smaller in size, utilizes ADRs as needed, and pays no investment management fees.  In addition, the fees applicable to the Account are substantially less than those of the Victory International Equity Fund.

***For the period from 11/24/2008 (inception) through 12/31/2008.

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Diversified Global Equity Strategy

Separate Account Performance

Shown below is performance information of a single account (the “Account”) invested pursuant to WHV’s Diversified Global Equity Strategy.  The Account was created on August 1, 2014 and is beneficially owned by Mr. Knerr and the other members of the portfolio management team. For the periods presented below, the Account was the only account invested in the Diversified Global Equity Strategy.   The Account was managed in a manner substantially similar to the investment objective, investment strategies and policies of the Diversified Global Equity Fund.  The Account has been managed by Mr. Knerr since August 1, 2014.  Mr. Knerr, who is the portfolio manager primarily responsible for the day to day management of the Diversified Global Equity Fund is and has been principally responsible for the day to day management of the Account since its inception.

The Account has been managed with substantially the same investment objective and strategies as the Diversified Global Equity Fund, and are subject to substantially similar investment policies, strategies and techniques as those to be used by the Diversified Global Equity Fund. Such Account is not a registered mutual fund and was not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “IRC”), which, if applicable, may have adversely affected the performance results of the Account. The Account performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund. The performance results of such Account relates to an account principally managed by Mr. Knerr during the periods presented.

None of the performance or expense information regarding the comparable accounts has been independently verified.

The Account for comparison purposes is measured against the MSCI ACWI Index. The index is calculated net of taxes applicable to foreign investors who are subject to a foreign tax withholding on dividends received. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.

The Account is a discretionary non-fee paying account.  Results are based on fully discretionary accounts of Mr. Knerr prior to his employment with WHV. Past performance is not indicative of future results. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income, net of withholding taxes. The Account performance returns are net of account fees, brokerage commissions, tax withholdings and execution costs. However, the Account is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the IRC. Consequently, the performance results for the Account could have been adversely affected if the Account had been regulated as an investment company. In addition, to the extent that operating expenses incurred by the Account are lower than the expected operating expenses of the Fund, the performance results of the Account would be greater than what Fund performance would have been. The Account was not subject to management fees however.  Net of fee performance was calculated using our maximum management fee applicable to the Diversified Global Equity Strategy of [                ]%. Actual investment advisory fees incurred by clients may vary.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE ACTUAL RETURN AND VALUE OF AN ACCOUNT WILL FLUCTUATE AND AT ANY POINT IN TIME COULD BE WORTH MORE OR LESS THAN THE AMOUNT INITIALLY INVESTED.

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Annualized Total Returns as of December 31, 2014

Period Ended December 31, 2014	Total Return (Net of Fees)		Total Return (Gross of Fees)		MSCI ACWI Index
Since Inception*	[ ]	%	[ ]	%	[ ]	%

*  Inception date August 1, 2014.

Similarly Managed Registered Investment Company Performance

Also provided below is the performance of the Victory Global Equity Fund. Prior to joining the Adviser, Mr. Knerr was the portfolio manager of the Victory Global Equity Fund from its inception on March 18, 2010 through July 31, 2014.  As portfolio manager, Mr. Knerr [had full discretionary authority over the selection of investments for,] and was primarily responsible for the day-to-day management of, that fund. The investment objectives, policies and strategies of the Victory Global Equity Fund were substantially similar in all material respects to those of the Diversified Global Equity Fund.  In addition, the analytical methods used for identifying investments for the Victory Global Equity Fund were the same or substantially similar as those used to identify investments for the Diversified Global Equity Fund. The results presented are not intended to predict or suggest the return to be experienced by the Diversified Global Equity Fund or the return that an individual investor might achieve by investing in the Diversified Global Equity Fund.

The following bar chart shows the annual total returns of the Victory Global Equity Fund from its inception to July 31, 2014, during which Mr. Knerr was primarily responsible for the day to day management of such fund.  Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

[INSERT BAR CHART]

Average annualized total returns of the Class A shares of the Victory Global Equity Fund for the one-year, five years and since inception periods ended July 31, 2014, during which Mr. Knerr managed the Victory Global Equity Fund compared with the performance of the MSCI AC World Index were:

Average Annualized Total Returns for the Periods					Since Inception
Ended July 31, 2014	1 Year		5 Years		(March 18, 2010)
Class A Return Before Taxes	([ ]	)%	[ ]	%	[ ]	%
Class A Return After Taxes on Distributions(1)(2)	([ ]	)%	[ ]	%	[ ]	%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	([ ]	)%	[ ]	%	[ ]	%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)(3)	([ ]	)%	[ ]	%	[ ]	%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2)

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. ALTHOUGH THE VICTORY GLOBAL EQUITY FUND AND THE DIVERSIFIED GLOBAL EQUITY FUND HAVE SUBSTANTIALLY SIMILAR OBJECTIVES, POLICIES, AND STRATEGIES, VICTORY GLOBAL EQUITY FUND IS A SEPARATE FUND AND ITS HISTORICAL PERFORMANCE IS NOT INDICATIVE OF THE FUTURE

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PERFORMANCE OF THE DIVERSIFIED GLOBAL EQUITY. SHARE PRICES AND INVESTMENT RETURNS WILL FLUCTUATE REFLECTING MARKET CONDITIONS, AS WELL AS CHANGES IN COMPANY-SPECIFIC FUNDAMENTALS OF PORTFOLIO SECURITIES AND OVERALL MARKET CONDITIONS.

Chronologically Linked Performance of Separate Account and Similarly Managed Registered Investment Company

Shown below is performance for (1) the Account as set forth above and (2) the Similarly Managed Registered Investment Company as set forth above.  Although these were two different accounts and the size, fees and applicable investment restrictions differed, each was managed with substantially similar investment strategies, policies and investment objectives.  The presentation below links the two time periods during which Mr. Knerr was primarily responsible for their day-to-day management for chronological coherence.

Diversified Global Equity Chronologically Linked Performance Separate Account and Similarly Managed Registered Investment Company

	Trailing Returns as of 12/31/14
	1 Year	3 Years	Since Inception*
Diversified Global Equity**	7.34%	16.34%	11.97%
MSCI ACWI (USD, Net)	4.16%	14.10%	9.01%

	Calendar Year Returns
	2010***	2011	2012	2013	2014**
Diversified Global Equity**	15.66%	-5.68%	14.81%	27.79%	7.34%
MSCI ACWI (USD, Net)	9.80%	-7.35%	16.13%	22.80%	4.16%

Performance is for periods ending 12/31/2014.

*Inception date for the Victory Global Equity Fund is 3/18/2010.

**The track record from inception through 7/31/2014 is that of the Victory Global Equity Mutual fund and is net of the expense ratio.  The track record from 8/1/2014 is represented by a separate account, significantly smaller in size, utilizes ADRs as needed, and pays no investment management fees.  In addition, the fees applicable to the Account are substantially less than those of the Victory Global Equity Fund.

***For the period from 3/18/2010 (inception) through 12/31/2010.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or

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foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares, Class C shares and Class I shares of each Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares and Class C shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class C	Class I
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge

Deferred sales charge may apply(1)	1.00% deferred sales charge if redeemed within 12 months(2)	No deferred sales charge

Higher annual expenses than Class I shares due to distribution fees	Higher annual expenses than Class A shares and Class I shares due to higher distribution fees	Lower annual expenses than Class A shares due to no distribution fees

(1) A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

(2) A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase.

Shares representing interests in the Funds are offered on a continuous basis for sale by the Funds’ principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”). You can purchase Class A shares or Class I shares of the Funds through certain broker-dealers, or directly through the transfer agent of the Funds, as discussed below. Shares of the Funds are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Funds reserve the right to waive the minimum investment requirement for any investor.

Class A Shares

Distribution Plan

The Board of Trustees, on behalf of each Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution and service fees for the sale and distribution of their shares and for services provided to its shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of a Fund’s Class A shares.

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Front-End Sales Charge

Sales of Class A shares of each Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares — Front-End Sales Charge

Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
$0 – $49,999	5.75%	6.10%	5.50%
$50,000 – $99,999	4.50%	4.71%	4.25%
$100,000 – $249,999	3.75%	3.90%	3.50%
$250,000 – $499,999	2.75%	2.83%	2.50%
$500,000 – $999,999	2.00%	2.40%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

Selected dealers who have entered into an agreement with the Underwriter may receive a dealer concession. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. Selected dealers may receive a commission as a percentage of the offering price of Class A shares on purchases of $1 million or more of Class A shares. If a dealer receives such commission, the CDSC will apply to those purchases of Class A shares of $1 million or more. To the extent the CDSC applies, the CDSC paid by the shareholder will be used as reimbursement for such commission.

Contingent Deferred Sales Charge (“CDSC”)

If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will only apply to purchases of Class A shares where a selling broker or dealer received compensation for the sale of such shares at the time of purchase. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of a Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. Each Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent,

27

as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), the Funds’ transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Funds’ transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Funds’ transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Funds’ transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Funds’ transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Funds’ transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of a Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of that Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Funds’ transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Funds’ transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

The Funds do not provide additional information on reduced sales charges on their website because the information is contained in the prospectus, which is available on the Funds’ website at www.whv.com.

Sales at Net Asset Value

Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates

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and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) authorized retirement plans serviced or sponsored by a financial intermediary, including employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made); (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with a Fund; and (9) financial intermediaries who have entered into an agreement with the Underwriter to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Class C Shares

Sales of each Fund’s Class C shares are not subject to a front-end sales charge. Because Class C shares pay a higher Rule 12b-1 fee than Class A shares or Class I shares, Class C shares have higher expenses than Class A shares or Class I shares.

Distribution Plan

The Board of Trustees, on behalf of each Fund’s Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class C shares provides for payments of up to 1.00% of the average daily net assets of a Fund’s Class C shares. This fee is comprised of a distribution fee of 0.75% of average daily net assets and a shareholder service fee of 0.25% of average daily net assets.

Contingent Deferred Sales Charge (“CDSC”)

A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of purchase. To the same extent, subsequent Class C share purchases will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. Pursuant to financing arrangements with the Underwriter, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the Underwriter. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described above) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class C shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class C shares, a Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

The CDSC applicable to Class C shares may be waived when redeeming Class C shares: (i) purchased with reinvested dividends or capital gains; (ii) purchased through financial intermediaries who did not receive advanced sales commission payments; (iii) if, after you purchase shares, you become disabled, as defined by the Internal Revenue Service; (iv) if a Fund redeems your shares and closes your account for not meeting the minimum balance requirement; (v) if your redemption is a required retirement plan distribution; (vi) representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; (vii) upon the death of the last surviving shareholder of the account; or (viii) in the absolute discretion of the Funds, for other hardships with appropriate verification. If your redemption qualifies, you or your financial intermediary should notify

29

the Underwriter or the Funds at the time of redemption to eliminate the CDSC. Financial intermediaries may charge additional fees for their services in connection with share transactions. The Funds may modify or cancel these terms at any time.

Class I Shares

Sales of each Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to either the Rivington Diversified International Equity Fund by WHV OR Rivington Diversified Global Equity Fund by WHV. Please make sure your check is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares or Class C shares and at least $500,000 with respect to Class I shares. Mail the application and your check to:

Regular Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser at (855) 417-8474 for more information.

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By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (888) 948-4685 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Please make sure your wire is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares or Class C shares and at least $500,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in each Fund through the following individual retirement accounts:

· Traditional Individual Retirement Accounts (“IRAs”)

· Roth Individual Retirement Accounts (“Roth IRAs”)

· Coverdell Education Savings Accounts (“Education IRAs”)

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to either the Rivington Diversified International Equity Fund by WHV OR Rivington Diversified Global Equity Fund by WHV and that your additional investment is for at least $100 with respect to Class A shares or Class C shares. There is no minimum additional investment amount required for Class I shares. Mail the slip and your check to:

Regular Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

By Wire

Call Shareholder Services toll-free at (888) 948-4685 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Class A shares or Class C shares. There is no minimum additional investment amount required for Class I shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares or Class C shares with a $2,500 initial purchase and a $500 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Funds at (888) 948-4685 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Each Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds’ transfer agent at (888) 948-4685.

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Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Rivington Diversified International Equity Fund by WHV OR Rivington Diversified Global Equity Fund by WHV requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. Each Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares and Class C shares of each Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of each Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may an earlier cut-off time for purchase and redemption requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. Each Fund may also directly enter into agreements with financial intermediaries pursuant to which it will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser, may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees

32

(including networking administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on each Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of its shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell Fund shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the Funds’ SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares or Class C shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 45 days after you sell Class A shares of each Fund, you may reinvest your redemption proceeds in Class A shares of such Fund at NAV. You, your broker or your financial adviser must notify the Funds’ transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Funds may require documentation to support your eligibility.

Rights Reserved by the Funds

The Funds reserve the right to:

· reject any purchase order;

· suspend the offering of shares;

· vary the initial and subsequent investment minimums;

· waive the minimum investment requirement for any investor; and

33

· redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of a Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Funds. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Funds and their shareholders, the Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons a Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to a Fund. A Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of market timing or similar trading practices. If, in its judgment, a Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Funds may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Fund will apply its procedures in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that a Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Funds for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to enforce the Funds’ excessive trading policies, the Funds may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Funds’ transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

34

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. Each Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission (“SEC”) has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption-in-kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail, write a letter of instruction that includes:

· The name of the Rivington Diversified International Equity Fund by WHV OR Rivington Diversified Global Equity Fund by WHV, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

· Mail your request to:

Regular Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(888) 948-4685

· A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

· The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

· The Funds require a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 948-4685. The proceeds will be paid to the registered owner: (1) by mail at the address on the fund account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY

35

Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it believes that it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 948-4685 to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Funds reserve the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Funds may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling fund shares at the closing price after each Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Funds have adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Funds), certain policies and fees regarding your investment in a Fund may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the a (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

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Account Minimum Per Fund

You must keep at least $1,000 worth of shares in your Class A or Class C account for each Fund to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. Please note that there is no minimum balance for Class I accounts.

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When a Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Funds recognize the following three medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Please call Shareholder Services toll-free at (888) 948-4685 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll-free at (888) 948-4685.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions, and distributions, call the Funds’ shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 948-4685.

Account Statements

The Funds currently provide the following account information:

· confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

· account statements reflecting transactions made during the covered period (generally, monthly for Institutional Class shares, and quarterly or annually for Class A shares or Class C shares);

37

· tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Funds routinely provide the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, a Fund may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, the Funds mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 948-4685 or, if your shares are held through a financial institution, please contact the financial institution directly. The Funds will begin sending you individual copies within 30 days after receiving your request.

EXCHANGING SHARES

Exchanging into Other Share Classes of the Same Fund.  For each Fund, you may transfer your shares into another Class of shares of that Fund if you meet the eligibility requirements for the Class into which you would like to transfer. If you purchased your shares from the Fund directly, call the transfer agent at (888) 948-4685 for information on exchanging shares into another Class of the Fund. If you purchased your shares through a financial intermediary, you should contact such financial intermediary for information on exchanging shares into another Class of the Fund. Transfers between Classes of a single Fund are generally not considered a taxable transaction. This exchange privilege may be modified or terminated upon written notice to shareholders.

Exchanges Between the Diversified International Equity Fund and Diversified Global Equity Fund and other WHV Funds. You may exchange all or a portion of your shares in a WHV Fund (WHV Diversified International Equity Fund by Rivington, WHV Diversified Global Equity Fund by Rivington, WHV/Seizert Small Cap Value Equity Fund, WHV/EAM International Small Cap Equity Fund, WHV/EAM Emerging Markets Small Cap Equity Fund, WHV/Acuity Tactical Credit Long/Short Fund and WHV International Equity Fund) for shares in another WHV Fund. An exchange means that you purchase shares of a Fund using the proceeds from the simultaneous redemption of your shares in another Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. An exchange will be treated as a sale for Federal income tax purposes. See “More Information About Taxes” for a discussion of the tax consequences of an exchange of shares in one fund for shares in a different fund.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular Fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than a Fund’s minimum investment requirement for a new account. Each Fund reserves the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary.  The WHV Funds may terminate or modify its exchange privilege at any time.

DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly to you, and distributions of net capital gain, if any, are declared and paid annually to you.  Each Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

38

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as a regulated investment company (a “RIC”) under the Code. As such, each Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions provided in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale of Shares. It is a taxable event for you if you sell shares of a Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months

39

or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. Beginning July 1, 2014, the Funds will be required to withhold 30% tax on certain payments made to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, RICs, such as the Funds, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Funds will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

40

RIVINGTON DIVERSIFIED INTERNATIONAL EQUITY FUND BY WHV

and

RIVINGTON DIVERSIFIED GLOBAL EQUITY FUND BY WHV

of

FundVantage Trust

(888) 948-4685

FOR MORE INFORMATION

For additional information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds’ investments including performance data, information on the Funds’ portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. The Funds’ annual and semi-annual reports (once prepared) will be available, free of charge, by calling (888) 948-4685 or on the Funds’ website at www.whv.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 948-4685 or on the Funds’ website at www.whv.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

WHV Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

(888) 948-4685
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and other information about the Funds (including the SAI and annual and semi-annual reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

41

RIVINGTON DIVERSIFIED INTERNATIONAL EQUITY FUND

BY WHV

Class A Shares	Class C Shares	Class I Shares
[ ]	[ ]	[ ]

RIVINGTON DIVERSIFIED GLOBAL EQUITY FUND

BY WHV

Class A Shares	Class C Shares	Class I Shares
[ ]	[ ]	[ ]

OF

FUNDVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

[June 30, 2015]

This Statement of Additional Information (“SAI”) provides information about the Rivington Diversified International Equity Fund by WHV(the “International Equity Fund”) and the Rivington Diversified Global Equity Fund by WHV(the “Global Equity Fund” and together with the International Equity Fund, the “Funds”).  The Funds are series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus.  It should be read in conjunction with the Funds’ current prospectus dated [June 30, 2015], as amended or supplemented from time to time (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  A copy of the Prospectus and annual reports to shareholders may be obtained without charge, upon request, by writing to the Funds at 4400 Computer Drive, Westborough, MA 01581-1722 or calling the Funds at (888) 948-4685 or on the Funds’ website at www.whv.com.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006.  The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest.  The Trust has established the Funds as separate series of the Trust.  This SAI relates only to the Funds. Each Fund issues Class A, Class C and Class I Shares.  The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  WHV Investments, Inc. (the “Adviser”) serves as the investment adviser to the Funds.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.

BANK OBLIGATIONS.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Funds will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of their net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

·                                        BANKERS’ ACCEPTANCES.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

·                                        CERTIFICATES OF DEPOSIT.  Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate.  Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

·                                        TIME DEPOSITS.  Time deposits are bank deposits for fixed periods of time.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

BORROWING.  The Funds may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This means that, in general, the Funds may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of its total assets.  The Funds may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of a Fund’s total assets.

Specifically, provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Funds also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund.  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.  Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Funds may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  The Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.  However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.  To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll”  transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price.  A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.  A Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER.  The Funds may invest in commercial paper.  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK.  Common stock represents an equity (ownership) interest in a company or other entity.  This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations.  Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.  Accordingly, a Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES.  The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objective.  The Funds generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES.  A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations.  Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard and Poor’s Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

DEBT SECURITIES.  Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS.  American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS.  In pursuing its investment objective, a Fund may, to the extent permitted by its investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies.  The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.  The Fund may invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of the Fund to close out or to liquidate its derivatives positions.  In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.  If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes.  The Funds may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Funds will write call options and put options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.  A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet such Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options.  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.  Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.

The Funds may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes.  To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future.  The Funds may also invest in commodity futures contracts and options thereon.  A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Funds may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Funds, and thus, is not subject to registration or regulation as such under the CEA in respect of the Funds.

Limitations on Use of Futures and Futures Options.  The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable CFTC Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable CFTC Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on their initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily NAV, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet such Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by it.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by it (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract.  With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract.  By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by it.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities.  Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that its Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.  See “Taxation of the Funds.”

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options.  A purchase or sale of a futures contract may result in losses in excess of the margin deposits relating to the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.  To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, it might reinvest at higher or lower futures prices, or choose to pursue other investments.  Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Tax Risk.  The Funds intend to qualify annually to be treated as a RIC under the IRC.  To qualify as a RIC, a Fund must invest in assets which produce specific types of income (“Qualifying Income”).  Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear.  If the Fund invests in these types of securities and the income is determined not to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC.  See “Taxation of the Funds” below for additional information related to these restrictions.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon.  Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.  The Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps.  To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  The Funds may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in a more cost efficient manner.

OTC Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with the Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund may also enter into credit default swap agreements.  The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund.  The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If it is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, it would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk.  The Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which a Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by a Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller).  Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants. Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of a Fund are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives.  It is possible that additional  government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments, potentially to the detriment of the Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategy. The futures, options and swap markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act made significant changes to the way in which the U.S. financial system is supervised and regulated, with respect to a broad range of derivatives, including swaps, in particular. The long-term impact of these changes is still a developing area, but in any event is expected to be substantial, and will continue to evolve for the foreseeable future.  Title VII of the Dodd-Frank Act set forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap,” which provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, swap dealers, major market participants and swap counterparties are now subject to greater regulations, requirements, compliance burdens and associated costs than ever before. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, the Fund must invest in assets which produce the types of income specified in the IRC and the Treasury Regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If a Fund does invest in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Funds” below for additional information related to these restrictions.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital.  Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile.  Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference.  Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor its interest rate risk.

DOLLAR ROLLS. The Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

EMERGING MARKETS.  As discussed in the Prospectus, the Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy.  Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Funds.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Funds of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. Each Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, the Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect a Fund’s performance.  These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Brady Bonds.  The Funds may invest in Brady Bonds.  A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative.  There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

EQUITY-LINKED SECURITIES.  The Funds may invest in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” below.  In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.  Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements.  See “Derivative Instruments” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restriction on investments in illiquid securities.

EVENT-LINKED EXPOSURE.  The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.”  Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction).  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  See “Illiquid Securities” below.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable a Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments. The Funds may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, a Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long- term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by a Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for a Fund, the Adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN CURRENCY AND RELATED TRANSACTIONS.  The Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year.  The Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.  The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

(i) When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

(ii) If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

(iii) If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar.  In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

(iv) The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge.  In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.  When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.  This is what is known as the “cost” of hedging.  Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.  Instead such costs will, over time, be reflected in the Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract.  Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the prediction of the Adviser regarding the movement of foreign currency or securities markets prove inaccurate.  In addition, the use of cross-hedging transactions may involve special risks and may leave a Fund in a less advantageous position than if such a hedge had not been established.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so.  Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs).  To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging.  Under applicable tax law, a Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued.  Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.  See “Taxation of the Funds” below for additional information related to these tax issues.

Foreign Currency Exchange-Related Securities.

Foreign Currency Warrants.  Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES AND EMERGING MARKETS.  The Funds may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.  In addition to equity securities, foreign investments of a Fund may include:  (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Foreign market companies are companies that (i) have their principal securities trading market in a foreign country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in foreign countries; (iii) are organized under the laws of, and have a principal office in, a foreign country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in a foreign country or countries.  Emerging market companies are companies  that (i) have their principal securities trading market in an emerging country; (ii) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; (iii) are organized under the laws of, and have a principal office in, an emerging country, (iv) are depositary receipts of issuers described in (i) and (iii) above, or (v) are exchange-traded funds that invest in an emerging country or countries.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund (if it invests in foreign securities as measured in U.S. dollars) will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect its operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”).  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.  The Funds generally hold foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for such Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. The Funds may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Risks of Investing in Asia-Pacific Countries.  In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Funds may invest are subject to certain additional or specific risks.  In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. The Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts the Funds’ investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of funds investing significantly in foreign securities can be expected to be higher than those of funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. The Funds may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

P-notes.  The Funds may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed below with respect to securities of foreign issuers in general.

GUARANTEED INVESTMENT CONTRACTS. The Funds may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value. Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to the Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk.  The Funds intend to qualify annually to be treated as a RIC under the IRC.  To qualify as a RIC, a Fund must invest in assets which produce Qualifying Income.  Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear.  If the Fund invests in these types of securities and the income from these securities is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC.  See “Taxation of the Funds” below for additional information related to these restrictions.

ILLIQUID SECURITIES.  A Fund may not knowingly invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books.  The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid.  The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board of Trustees.  The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees.  If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees.  Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”).  External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

INFLATION-PROTECTED DEBT SECURITIES.  The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS.  The Funds may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”).  Such investments are subject to limitations prescribed by the 1940 Act unless a SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale.  Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.”  Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk.  There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events.  For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider.  Also, an ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If these licenses are terminated, an ETF may also terminate or experience a disruption in its activities.  In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES.  As discussed under “Investment  Limitations”  below, the Funds do not invest directly in commodities.  However, a Fund may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources.  For example, a Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or RICs that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment  companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce Qualifying Income. Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If the Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

LOAN PARTICIPATIONS. A Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer aFund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of the issuers of the Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

A Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

MONEY MARKET FUNDS.  The Funds may invest in the securities of money market mutual funds. Such investments are subject to the limitations prescribed by the 1940 Act, the rules thereunder and the applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  (See “Investment Company Securities and Exchange-Traded Funds” above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  See “Mortgage Pass-Through Securities.”  The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities.  In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure.  These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity.  There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn.  Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions.  Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities.  The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion.  The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.  The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market.  The plan would reduce the role of and eventually eliminate FNMA and FHLMC.  Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards.  Securities issued by certain private organizations may not be readily marketable.  A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available.  The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment.  A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime.  Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly.  Even loans classified as prime have experienced higher levels of delinquencies and defaults.  The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced.  It is not certain when these trends may reverse.  Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities.  It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates.  For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable.  Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security.  If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.  Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities.  The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common.  For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates.  Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PACs generally require payments of a specified amount of principal on each payment date.  PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes.  Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience.  These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors.  If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”).  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act.  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals.  Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based.  Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities.  The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed  income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables.  ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.  ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral.  The credit quality of an ABS transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

BELOW-INVESTMENT GRADE SECURITIES. Subject to the limitations set forth in the Prospectus, the Funds may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO) evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, a Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Adviser performs its own analysis of the issuers whose below-investment grade securities are held bya Fund. Because of this, a Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Adviser continuously monitors the issuers of below-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Adviser will consider whether the Fund should continue to hold the security.

In the event that aFund investing in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

PARTICIPATION INTERESTS. The Funds may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities. Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK.  The Funds may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES.  The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.  The Funds may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.  It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which a Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.  REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements.  A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security.  While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Funds to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the

Adviser.  Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Funds’ investment limitations.

RESTRICTED SECURITIES.  Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration.  The Funds are subject to an investment limitation on the purchase of illiquid securities.  Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation.  This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees.  Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades.  In purchasing such restricted securities, the Funds intend to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS.  The Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of its assets.

SECURITIES LENDING.  For the purpose of achieving income, a Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.  The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent.  The Fund may pay lending fees to the party arranging the loan.

SHORT SALES.  The Funds may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, and to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.  The Funds do not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of such

Fund’s assets.  This percentage may be varied by action of the Trustees.  A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS.  The Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations.  This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks.  In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

VARIABLE AND FLOATING RATE SECURITIES.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES.  The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, it does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS.  The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.  The IRC requires that a Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires such Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and continue to maintain its status as a RIC under the IRC.  Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the federal tax distribution requirements applicable to the Fund under the IRC.  See “Taxation of the Funds” below for additional information.

TEMPORARY DEFENSIVE POSITIONS.  The Funds may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position.  The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER.  After a Fund has had a full fiscal year of operations, it will disclose any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio holdings. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to such Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to each Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board of Trustees meeting or sooner, in his determination.

A Fund may, but is not required to, post its schedule of investments on its website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period. In addition to its schedule of investments, a Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top holdings, and a percentage breakdown of the Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about a Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of the Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of the Fund.  A Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Before any non-public disclosure of information about a Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with a Fund’s policies and procedures and any applicable confidentiality agreement.

A Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on its website or otherwise) to the Fund’s or the Adviser’s employees and affiliates that provide services to the Fund. A Fund may also distribute or authorize the distribution of information about its holdings that is not publicly available (on its website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holding information without specific authorization. The Adviser and service providers have also established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Under no circumstances may the Funds, the Adviser, or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

The Funds have adopted the investment limitations set forth below.  Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or its assets or redemptions of shares will not be considered a violation of the limitation.  The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.  The following non-fundamental policies apply to the Funds and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder.  No Fund will:

1.     Purchase securities of any one issuer if, as a result, more than 5% of such Fund’s total assets would be invested in securities of that issuer or such Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of such Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.     Invest 25% or more of the value of such Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies;

3.     Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of such Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

4.     Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by such Fund.  (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

5.     Underwrite any issue of securities, except to the extent that such Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.     Purchase or sell real estate or interests therein, although a Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7.     Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8.     Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, participations  or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

When engaging in options, futures and forward currency contract strategies, each Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder.  Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The person listed under “Interested Trustee” below is an “interested person” of the Trust, an investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Certain employees of BNY Mellon are officers of the Trust. They are not compensated by the Funds or the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

Donald J. Puglisi Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death,	Retired since December 2010;	38	Copeland Trust (registered

resignation or removal. Trustee since 2009.

Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.

investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

INTERESTED TRUSTEE(1)

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

(1) Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

James G. Shaw Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES.  The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders.  The Board of Trustees is comprised of five individuals, one of whom may be deemed to be an Interested Trustee (Ms. Wolcott).  The remaining Trustees are Independent Trustees.  The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE.   The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee.  Mr. Mansur serves as the chairman of the Audit Committee.  The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls.  The Audit Committee meets at least two times per year.  The Audit Committee met [        ] during the Trust’s fiscal year ended April 30, 2015.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Christian, Mansur, Puglisi and Wynne. Mr. Wynne serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating and Governance Committee met [          ] during the Trust’s fiscal year ended April 30, 2015. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS.  The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Wynne is the former Chief Executive Officer of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the former Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, and former Executive Vice President of PNC Global Investment Servicing;  Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates, which provides financial, administrative and consulting services, and serves as a director for various other businesses.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT.  Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of its funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the CCO of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS.  The following table sets forth the equity securities in the Funds and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Interested Trustees
Nancy B. Wolcott	None	None
Independent Trustees
Robert J. Christian	None	$50,001 - $100,000
Iqbal Mansur	None	$10,001 - $50,000
Donald J. Puglisi	None	None
Stephen M. Wynne	None	$50,001 - $100,000

As of December 31, 2014, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates.  Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

COMPENSATION.  In addition to the fees below, the Trust reimburses the Trustees for their related business expenses.  The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended April 30, 2015.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	[ ]	$0	$0	[ ]
Iqbal Mansur	[ ]	$0	$0	[ ]
Donald J. Puglisi	[ ]	$0	$0	[ ]
Stephen M. Wynne	[ ]	$0	$0	[ ]

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser have adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust.  Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder.  Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Funds under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions.  Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes.  The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Funds to the Adviser, subject to the Board of Trustees’ continuing oversight.  In exercising its voting obligations, the Adviser is guided by general fiduciary principles.  It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to the Funds.  The Adviser will consider the factors that could affect the value of a Fund’s investments in its determination on a vote.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser, the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Funds or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders.  The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders.  The proxy voting policies and procedures of the Adviser are attached herewith as Appendix B.  Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC.  Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by request by calling the Funds at (888) 948-4685 or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed under control of [the Adviser], who had voting authority with respect to approximately 100% of the value of the outstanding interest in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public, [the Adviser’]s control will be diluted over time. Additionally, as of the same date, none of the Trustees and officers of the Trust owned individually and together in excess of 1% of outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

WHV Investments, Inc., the Adviser, is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and was founded in 1937 and, in addition to serving as the investment adviser to the Funds, provides investment management services to individuals, investment companies, public and private pension plans, trusts, estates, corporations, Taft-Hartley, charitable and educational endowments and foundations.  As of [May 31, 2015], the Adviser had approximately $[      ] billion in total assets under management.

Pursuant to investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser, the Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations (together the “Investment Advisory

Agreement”).  The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of such Fund.  The Investment Advisory Agreement may be terminated by a Fund on 60 days’ written notice to the Adviser without penalty or by the Adviser on 90 days’ written notice to the Trust without penalty.  The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.74% of the average daily net assets of each of the International Equity Fund and the Global Equity Fund.  Each class of shares of each Fund pays its pro-rata portion of the advisory fee payable by the Fund.

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses, excluding taxes, any class-specific expenses (such as distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items, and brokerage commissions, do not exceed 0.99% (on an annual basis) of average daily net assets of such Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves an earlier termination.  Each Fund will carry forward, for a period not to exceed three (3) years from the year in which a waiver or reimbursement is made by the Adviser, any expenses in excess of such Expense Limitation, and, subject to Board of Trustees approval, repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Funds, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Funds, securities and other investments consistent with each Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Funds and their investment activities.  Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds.  The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any losses suffered by either Fund in connection with the matters to which the agreements relate, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreements.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into selling and/or service agreements to assist in facilitating the distribution of Fund shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly 12b-1 reports to the Trust’s Board of Trustees; and (iv) reviewing and submitting to FINRA the Funds’ advertising and sales literature.

The front-end sales load reallowed to dealers as a percentage of the offering price of each Fund’s Class A shares is described in the Prospectus.

Laird Norton Investment Management, Inc., 801 Second Avenue, Suite 1300, Seattle, WA 98104, owns more than 75% of the Adviser and is presumed to control the Adviser.  Laird Norton Company, LLC, 801 Second Avenue, Suite 1300 Seattle, WA 98104 owns greater than 50% of Laird Norton Investment Management, Inc.

PORTFOLIO MANAGERS

Each Fund’s management is the responsibility of an investment professional or group of investment professionals employed by the Adviser.  The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible for the day-to-day management of the Fund, including information regarding:

i.                  “Other Accounts Managed.” Other accounts managed by the Portfolio Managers for the fiscal year ended April 30, 2015;

ii.               “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed.  These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

iii.            “Compensation.” A description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts for the fiscal year ended April 30, 2015; and

iv.               “Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Funds.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the Portfolio Managers, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of April 30, 2015.

Types of Accounts	Total Number of Accounts Managed	Total Assets (million)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (million)
Matthias Knerr
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
Chris La Jaunie
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
Andrew Manton
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

Material Conflicts Of Interest. The Adviser does not foresee any conflicts of interest that would arise in the management of the Funds with respect to other clients in the same strategies. The Adviser provides advisory services to other clients which invest in securities of the same type in which the Funds invest, and the portfolio managers provide portfolio management services to other accounts using a substantially similar investment strategies as they use with the Funds. .  Such relationships creates a potential conflict of interest between accounts subject to a higher fee and accounts with lower fees, such as the Funds. The side-by-side management of these accounts with a Fund may raise potential conflicts of interest relating to cross-trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Adviser is aware of their obligation to ensure that when orders for the same securities are entered on behalf of the Funds and other accounts, that each Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. Portfolio Managers are paid a combination of base salaries and profit share bonuses.  Base salaries are market competitive based on experience, and assets under management.  Profit share bonuses accrue solely based on the Adviser’s profit from those strategies managed by Messrs. Knerr, La Jaunie and Manton.    Total compensation of the Fund’s portfolio managers is not directly related to the Fund’s performance.

Ownership of Shares of the Fund as of April 30, 2015. The Funds had not commenced operations as of April 30, 2015.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Funds and maintaining records relating to the securities transactions of the Funds. BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. [                        ], serves as the independent registered public accounting firm to the Funds.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, New York 10286, serves as the Funds’ custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed. The Funds have made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”).

TRANSFER AGENT. BNY Mellon Investment Servicing, 4400 Computer Drive, Westborough, Massachusetts 01581-1722, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of such Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Funds, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads and brokerage commissions.

While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with a Fund.  In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser and a Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

The Funds may invest in securities traded in the over-the-counter markets, and the Funds intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Funds may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for a Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Each Fund may at times, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, direct a Fund’s brokerage transactions to a broker because of research services provided.  After a Fund has had a full fiscal year of operations, it will disclose the amount of any brokerage transactions and related commissions that were directed to a broker because of research services provided.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of a Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of a Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

DISTRIBUTION OF SHARES AND RULE 12B-1 PLANS

Foreside Funds Distributors LLC (the “Underwriter”), located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as a principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes shares of the Funds on a best efforts basis.

To the extent that the Underwriter receives fees under each Fund’s Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A shares and Class C shares as may be required pursuant to such plan. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by such Fund, the Underwriter will enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of a Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of a Fund’s Class I shares. The Trustees of the Trust, including a majority of the Independent Trustees, have determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Trust, each Fund and the shareholders of a Fund’s Class A shares and Class C shares.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of a Fund. These financial institutions may perform other non-distribution related services for which they receive fees from the Adviser and/or a Fund in addition to Rule 12b-1 fees. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to a Fund.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to a Fund or its shareholders for losses arising in connection with the sale of a Fund’s shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of any 12b-1 Plan of a Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of a Fund) on 60 days’ written notice to the Underwriter; or (ii) by the Underwriter on 60 days’ written notice to a Fund. The Underwriter will be compensated for distribution services according to the Class A shares’ and Class C shares’ 12b-1 Plan regardless of the Underwriter’s expenses. The Underwriter uses the entire 12b-1 for distribution expenses and does not retain any amounts for profit. The Underwriter does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective. The Adviser pays the Underwriter a fee for certain distribution-related services.

The 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Underwriter may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

The 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Class A shares’ average net assets or 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the Class C shares’ average net assets, except with respect to limitations set from time to time by the Board of Trustees.

Under the 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its Class A shares or its Class C shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers three separate classes of shares of each Fund: Class A shares, Class C shares and Class I shares. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of a Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A shares and Class C shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to their respective 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees. Accordingly, the NAV of the Class A shares and Class C shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of each Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class, as the case may be, takes separate votes on matters affecting only the Fund or that class.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Funds, the NAV per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of such Fund’s shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern Time) each day such Fund is open for business. The Funds are open for business on days when the Exchange is open for business.

In valuing a Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

The Funds intend to distribute substantially all of its net investment income, if any. Dividends from such net investment income are declared and paid annually to the shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax.  This is called “buying a dividend.”  To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions.  Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by each Fund.

TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting each Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of such Fund.  The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of shares of a Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of a Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding such Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of each Fund addresses only some of the federal income tax considerations generally affecting investments in a Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, a Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. A Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporation shareholders, and either (i) the 20% long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts.  If a Fund fails to qualify as a RIC for a period of greater than two taxable years, such Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by such Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  For losses arising from tax years beginning before December 22, 2010, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, a Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of such Fund’s next taxable year and the excess of such Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of such Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, each Fund does not expect to distribute any capital gains which are offset by any carried forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Funds may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but a Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of such Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain such Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss. A Fund’s transactions in swaps or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be adversely affected.  Each Fund intends to monitor developments in this area.  Certain requirements that must be met under the IRC in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  A Fund may be impacted in certain circumstances by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.  Each Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

Each Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, such Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, such Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, such Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of a Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, a Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of such Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by such Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by such Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of such Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  Each Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Each Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute “TMPs”.  Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Funds may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

DISTRIBUTIONS.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of the Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of a Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the 15% long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders.  The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction with respect to such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of a Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges shares of a Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of such Fund or another Fund, the sales charge previously incurred in acquiring such Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding”, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, or on long-term capital gains dividends, provided that a Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of a Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations) then distributions attributable to certain underlying REIT investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of such Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholders to be required to file a federal income tax return.  In addition, in any year where at least 50% of a Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of such Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in such Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally will be imposed on ordinary dividends paid after June 30, 2014, capital gain dividends paid after December 31, 2016, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (including non-U.S. investment funds) unless they timely provide documentation properly certifying that they either (a) have entered into an agreement with the IRS to disclose direct and certain indirect U.S. account holders, or (b) are resident in a jurisdiction that has entered into an intergovernmental agreement with the United States and they have agreed to comply with the requirements of such agreement, and (ii) certain other foreign entities unless they timely certify certain information regarding their direct and indirect substantial U.S. owners.  Shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in the Fund.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX BASIS INFORMATION. For shares of a Fund that are redeemed, your financial intermediary or such Fund (if a shareholder holds the shares in such Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS).  This information will also be reported to a shareholder on Form 1099-B and the IRS each year.  In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of a Fund’s shares purchased after January 1, 2012 unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)).  If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method).  If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or a Fund (if a shareholder holds the shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in the Funds including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

1

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date , unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

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Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — High short-term default risk. This designation indicates that default is a real possibility.

“RD” — Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. “D” — Default. This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

· The ratings do not predict a specific percentage of default likelihood over any given time period.

· The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

· The ratings do not opine on the liquidity of the issuer’s securities or stock.

· The ratings do not opine on the possible loss severity on an obligation should an obligation default.

· The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and

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the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

· Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

· Nature of and provisions of the obligation, and the promise S&P imputes.

· Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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“Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk. “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk. “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

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a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

· The ratings do not predict a specific percentage of default likelihood over any given time period.

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· The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

· The ratings do not opine on the liquidity of the issuer’s securities or stock.

· The ratings do not opine on the possible loss severity on an obligation should an issuer default.

· The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

· The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

· Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

· Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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APPENDIX B

WHV INVESTMENTS, INC.

PROXY VOTING POLICIES AND PROCEDURES

WHV Proxy Voting Policies and Procedures

Amended: March 5, 2012

A.            Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request.  Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

WHV votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.            Policy

It is the policy of WHV to vote proxies in the interest of maximizing value for WHV’s Clients.  Proxies are an asset of a Client, which should be treated by WHV with the same care, diligence, and loyalty as any asset belonging to a Client.  To that end, WHV will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C.            Procedures

WHV’s proxy voting process is managed by a Proxy Committee which is composed of portfolio managers, security analysts and Operations staff.

WHV has retained Glass, Lewis & Co., LLC (“voting agent”) to assist in the coordination and voting of Client proxies.  The WHV Operations Team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

·                  Obtaining proxy materials.  We instruct Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority.  Delivery is made to our voting agent.  Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

·                  Determining the vote.  Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues.  The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period.  They are reviewed regularly, as new issues arise for determination or as circumstances change and they serve as guidelines.  Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

·                  Voting.  Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations.  Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule.  They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines.  When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security or our portfolio manager on the account in the case of special holdings.

·                  Maintaining records.  With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any Client’s written request for proxy voting records as well as our written response to any Client request for such records.

·                  Conflicts of interest.  Any material conflict between our interests and those of a Client will be resolved in the best interests of our Client.  In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on

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the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

·                  Shares not voted.  Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients.  These circumstances include:

·                  Share blocking countries restrict share transactions for various periods surrounding the meeting date.  We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

·                  Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time.  The same logic suggests that we not attempt to vote those shares.

·                  Some international markets require special powers of attorney to vote certain ordinary shares.  These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

·                  Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.

·                  Certain security lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

·                                          Obtaining additional information.  Clients may obtain a report showing how we voted their shares upon request.  In addition, Clients may also request a copy of our general Proxy Voting Policy statement and the WHV-specific Proxy Voting Guidelines used by our voting agent.

D.            General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary).  The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility.  Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues.  Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security.  This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment.  With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management.  Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

E.            Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

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FUNDVANTAGE TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(i)	Amended and Restated Agreement and Declaration of Trust. [19]

(a)(ii)	Certificate of Trust. [1]

(a)(iii)	Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust. [38]

(b)	By-Laws. [1]

(c)	See, Articles 3, 7 and 8 of the Agreement and Declaration of Trust. [1]

(d)(i)

Form of Investment Advisory Agreement with Cutwater Investor Services Corp. (“Cutwater”) for the Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, and Cutwater Municipal Bond Inflation Protection Fund. [10]

(d)(ii)	Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) dated April 23, 2013. [25]

(d)(iii)	(A)	Investment Advisory Agreement with WHV Investments, Inc. (formerly Wentworth, Hauser and Violich, Inc.) (“WHV”) dated December 17, 2008. [14]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV. [36]

	(C)	Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV to be filed by amendment.
(d)(iv)	Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama Investments, LLC (“Hirayama”) dated December 17, 2008. [5]

(d)(v)	Investment Advisory Agreement with Pemberwick Investment Advisors LLC (“Pemberwick”) dated January 31, 2010. [8]

(d)(vi)	Sub-Advisory Agreement between Pemberwick and J.P. Morgan Investment Management, Inc. (“JPMIM”) dated January 31, 2010. [8]

(d)(vii)	Investment Advisory Agreement with Private Capital Management, LLC (“Private Capital”) dated October 28, 2013. [30]

(d)(viii)	Investment Advisory Agreement with Estabrook Capital Management LLC (“Estabrook”) dated July 22, 2010. [12]

(d)(ix)	(A)	Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii (“AMG of BOH”) dated June 25, 2010.[11]

	(B)	Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with AMG of BOH. [30]

(d)(x)	(A)	Investment Advisory Agreement with Polen Capital Management, LLC (“Polen”) dated October 19, 2012. [26]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with. [36]

(d)(xi)	(A)	Investment Advisory Agreement with DuPont Capital Management Corporation (“DuPont Capital”) dated August 9, 2010. [12]

	(B)	Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital. [30]

(d)(xii)	(A)	Investment Advisory Agreement with Gotham Asset Management, LLC (“Gotham”) dated November 2, 2010. [13]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham. [38]

(d)(xiii)	Investment Advisory Agreement with Montibus Capital Management LLC (formerly TW Asset Management LLC; then Timberline Asset Management LLC) (“MCM”) dated December 29, 2010. [14]

(d)(xiv)	Investment Advisory Agreement with Cutwater for the Cutwater Investment Grade Bond Fund dated November 23, 2010. [14]

(d)(xv)	Investment Advisory Agreement with Equity Investment Corporation (“EIC”) dated April 21, 2011. [17]

(d)(xvi)	Investment Advisory Agreement with Boston Advisors, LLC (“Boston Advisors”) for the Boston Advisors Broad Allocation Strategy Fund dated January 25, 2011. [17]

(d)(xvii)	Sub-Advisory Agreement made by and among the Registrant, WHV and Acuity Capital Management, LLC (“Acuity”). [33]

(d)(xviii)	Investment Advisory Agreement with Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass”). [30]

(d)(xix)	Sub-Advisory Agreement made by and among the Registrant, WHV and Seizert Capital Partners, LLC (“Seizert”) dated December 19, 2014. [33]

(d)(xx)	Investment Advisory Agreement with Sirios Capital Management, L.P. (“Sirios”). [30]

(d)(xxi)	Investment Advisory Agreement with BRAM US LLC (“BRAM”). [30]

(d)(xxii)	Investment Advisory Agreement with Mount Lucas Management LP (“Mount Lucas”). [31]

(d)(xxiii)	Investment Advisory Agreement with SkyBridge Capital II, LLC (“SkyBridge”). [31]

(d)(xxiv)	Sub-Advisory Agreement made by and among the Registrant, WHV and EAM Global Investors, LLC (“EAM Global”). [32]

(e)(i)	Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012. [18]

(e)(ii)	Amendment to Underwriting Agreement with Foreside dated May 21, 2012. [20]

(e)(iii)	Second Amendment to Underwriting Agreement with Foreside dated June 1, 2012. [20]

(e)(iv)	Third Amendment to Underwriting Agreement with Foreside dated August 27, 2012. [26]

(e)(v)	Fourth Amendment to Underwriting Agreement with Foreside dated May 28, 2013. [26]

(e)(vi)	Fifth Amendment to Underwriting Agreement with Foreside dated September 1, 2013. [33]

(e)(vii)	Sixth Amendment to Underwriting Agreement with Foreside dated September 27, 2013. [33]

(e)(viii)	Seventh Amendment to Underwriting Agreement with Foreside dated March 19, 2014. [33]

(e)(ix)	Form of Eighth Amendment to Underwriting Agreement with Foreside dated March 20, 2014. [33]

(e)(x)	Form of Ninth Amendment to Underwriting Agreement with Foreside dated June 11, 2014. [33]

(f)	Not applicable.

(g)(i)	(A)	Custody Agreement with The Bank of New York Mellon dated March 14, 2011. [17]

	(B)	Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated July 31, 2014. [33]

(g)(ii)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011. [17]

(h)(i)	(A)	Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. [2]

	(B)	Amended and Restated Exhibit A to the Transfer Agency Services Agreement dated July 31, 2014. [33]

	(C)	Red Flags Services Amendment to Transfer Agency Services Agreement dated May 1, 2009. [17]

(h)(ii)	(A)	Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. [2]

	(B)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated July 31, 2014. [33]

	(C)	Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010. [12]

	(D)	Amendment to the Administration and Accounting Services Agreement dated December 2, 2010. [17]

(h)(iii)	Amended and Restated Expense Limitation/Reimbursement Agreement with WHV for the WHV

International Equity Fund dated December 17, 2008, as amended and restated August 31, 2013. [26]

(h)(iv)	Amended and Restated Expense Limitation Agreement with Lateef dated August 30, 2010, as amended and restated August 31, 2014. [33]

(h)(v)	Amended and Restated Expense Limitation/Reimbursement Agreement with Private Capital dated May 27, 2010, as amended and restated August 31, 2014. [33]

(h)(vi)	Amended and Restated Expense Limitation/Reimbursement Agreement with Estabrook dated July 22, 2010, as amended and restated August 31, 2014. [33]

(h)(vii)	Amended and Restated Fee Waiver Agreement with AMG of BOH dated June 25, 2010, as amended and restated August 31, 2013. [26]

(h)(viii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Fund dated August 11, 2010, as amended and restated August 31, 2014. [33]

(h)(ix)	Amended and Restated Expense Limitation/Reimbursement Agreement with MCM dated December 29, 2010, as amended and restated August 31, 2013. [26]

(h)(x)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for the Polen Growth Fund dated June 20, 2010, as amended and restated August 31, 2014. [33]

(h)(xi)	Expense Limitation/Reimbursement Agreement with EIC dated April 21, 2011. [17]

(h)(xii)

Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Debt Fund dated September 23, 2013, as amended and restated August 31, 2014. [33]

(h)(xiii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Boston Advisors dated January 25, 2011, as amended and restated August 31, 2014. [33]

(h)(xiv)	Expense Limitation/Reimbursement Agreement with Polen for the Polen Global Growth Fund. [33]

(h)(xv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute Return Fund. [22]

(h)(xvi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Return Fund. [23]

(h)(xvii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral Fund. [27]

(h)(xviii)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/Seizert Small Cap Value Equity Fund. [30]

(h)(xix)	Expense Limitation/Reimbursement Agreement with EquityCompass for the Quality Dividend Fund dated September 26, 2013. [30]

(h)(xx)	Expense Limitation/Reimbursement Agreement with Sirios for the Sirios Focus Fund dated December 12, 2013. [30]

(h)(xxi)

Expense Limitation/Reimbursement Agreement with BRAM for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund) dated December 18, 2013. [30]

(h)(xxii)	Expense Limitation/Reimbursement Agreement with Mount Lucas. [31]

(h)(xxiii)	Expense Limitation/Reimbursement Agreement with SkyBridge. [31]

(h)(xxiv)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/EAM International Small Cap Equity Fund and the WHV/EAM Emerging Markets Small Cap Equity Fund. [32]

(h)(xxv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Fund. [33]

(h)(xxvi)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/Acuity Tactical Credit Long/Short Fund. [33]

(h)(xxvii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Fund. [37]

(h)(xxviii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Total Return Fund. [38]

(h)(xxix)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Index Plus Fund. [38]

(h)(xxx)	Form of Expense Limitation/Reimbursement Agreement with WHV for the Rivington Diversified International Equity Fund by WHV and Rivington Diversified Global Equity Fund by WHV to be filed by amendment.

(i)	Opinion of Counsel to be filed by amendment.

(j)	None.

(k)	Not applicable.

(l)	Initial Capital Agreement. [2]

(m)(i)	Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 Plan”) for Cutwater Funds. [9]

(m)(ii)	12b-1 Plan for the Lateef Fund. [3]

(m)(iii)	Form of selling and/or services agreement related to Rule 12b-1 Plans. [17]

(m)(iv)

12b-1 Plan for the WHV/Acuity Tactical Credit Long/Short Fund, WHV International Equity Fund, the WHV/Seizert Small Cap Value Equity Fund, the WHV/EAM International Small Cap Equity Fund, and the WHV/EAM Emerging Markets Small Cap Equity Fund. [33]

(m)(v)	12b-1 Plan for the Private Capital Management Value Fund. [17]

(m)(vi)	12b-1 Plan for the Estabrook Value Fund and Estabrook Investment Grade Fixed Income Fund. [6]

(m)(vii)	12b-1 Plan for the Polen Growth Fund and Polen Global Growth Fund. [33]

(m)(viii)	12b-1 Plan for MCM Small Cap Growth Fund. [14]

(m)(ix)	12b-1 Plan for Boston Advisors Broad Allocation Strategy Fund. [17]

(m)(x)	12b-1 Plan for EIC Value Fund. [16]

(m)(xi)	12b-1 Plan for Quality Dividend Fund. [24]

(m)(xii)	12b-1 Plan for Sirios Focus Fund. [27]

(m)(xiii)	12b-1 Plan for SkyBridge Dividend Value Fund. [28]

(m)(xiv)	12b-1 Plan for Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund). [28]

(n)	(A)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. [27]

	(B)	Form of Amended and Restated Schedule A to the Multiple Class Plan Pursuant to Rule 18f-3. [38]

(o)	[RESERVED]

(p)(i)	Code of Ethics of the Registrant. [17]

(p)(ii)	Code of Ethics of Cutwater. [20]

(p)(iii)	Code of Conduct of Foreside. [20]

(p)(iv)	Code of Ethics of Lateef. [17]

(p)(v)	Code of Ethics of Boston Advisors. [20]

(p)(vi)	Code of Ethics of WHV. [20]

(p)(vii)	Code of Ethics of Hirayama. [4]

(p)(viii)	Code of Ethics of Pemberwick. [20]

(p)(ix)	Code of Ethics of Private Capital. [17]

(p)(x)	Code of Ethics of Estabrook. [20]

(p)(xi)	Code of Ethics of AMG of BOH. [7]

(p)(xii)	Code of Ethics of JPMIM. [20]

(p)(xiii)	Code of Ethics of Polen. [8]

(p)(xiv)	Code of Ethics of DuPont. [17]

(p)(xv)	Code of Ethics of Gotham. [20]

(p)(xvi)	Code of Ethics of MCM. [20]

(p)(xvii)	Code of Ethics of EIC. [16]

(p)(xix)	Code of Ethics of EquityCompass. [27]

(p)(xx)	Code of Ethics of Seizert. [27]

(p)(xxi)	Code of Ethics of Sirios. [27]

(p)(xxii)	Code of Ethics of BRAM. [28]

(p)(xxiii)	Code of Ethics of Mount Lucas. [28]

(p)(xxiv)	Code of Ethics of SkyBridge. [28]

(p)(xxv)	Code of Ethics of EAM Global. [30]

(p)(xxvi)	Code of Ethics of Acuity. [35]

(q)	Powers of Attorney for Robert J. Christian, Iqbal Mansur, Donald J. Puglisi, Nancy B. Wolcott and Stephen M. Wynne. [29]

(1)	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Commission on March 7, 2007.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on August 6, 2007
(4)	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement as filed with the Commission on December 16, 2008.
(5)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement as filed with the Commission on June 12, 2009.
(6)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement as filed with the Commission on February 16, 2010.
(7)	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement as filed with the Commission on March 12, 2010.
(8)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as filed with the Commission on April 8, 2010.
(9)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement as filed with the Commission on June 24, 2010.
(10)	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement as filed with the Commission on June 30, 2010.
(11)	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement as filed with the Commission on July 1, 2010.
(12)	Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.
(13)	Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on November 3, 2010.
(14)	Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement as filed with the Commission on February 8, 2011.
(15)	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on March 15, 2011.
(16)	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on April 21, 2011.

(17)	Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on April 13, 2012.
(19)	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.
(20)	Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement as filed with the Commission on August 28, 2012.
(22)	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement as filed with the Commission on August 29, 2012
(23)	Incorporated by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement as filed with the Commission on June 17, 2013.
(24)	Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement as filed with the Commission on June 27, 2013.
(25)	Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement as filed with the Commission on June 28, 2013.
(26)	Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.
(27)	Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement as filed with the Commission on August 30, 2013.
(28)	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on September 26, 2013.
(29)	Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.
(30)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, filed with the SEC on December 13, 2013.
(31)	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(32)	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on May 15, 2014.
(33)	Incorporated by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement as filed with the Commission on June 27, 2014.
(34)	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.
(35)	Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on October 16, 2014.
(36)	Incorporated by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement as filed with the Commission on January 2, 2015.
(37)	Incorporated by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement as filed with the Commission on January 15, 2015.
(38)	Incorporated by reference to Post-Effective Amendment No. 113 to Registrant’s Registration Statement as filed with the Commission on April 1, 2015.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 28(a)(i) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

Each Investment Advisory Agreement with Cutwater, Lateef, Boston Advisors, WHV, Pemberwick, Private Capital, Estabrook, AMG of BOH, Polen, DuPont Capital, Gotham, MCM, EIC, EquityCompass, Sirios, BRAM, Mount Lucas and SkyBridge provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(i)-(iii), 28(d)(v), 28(d)(vii)-(d)(xvi), 28(d)(xviii) and 28(d)(xx)-(d)(xxiii).)

Each Sub-Advisory Agreement by and between WHV and its sub-advisors Acuity, Hirayama, Seizert, and EAM Global, provides, among other things, that a sub-advisor will not be liable for any loss suffered by the Registrant or WHV with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor  in the performance of its duties or from reckless disregard by it of its obligations and duties under its agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify a sub-advisor against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the sub-advisor. (See Sub-Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(iv), 28(d)(xix), 28(d)(xvii) and 28(d)(xxiv).)

The Sub-Advisory Agreement by and between Pemberwick and JPMIM provides, among other things, that Pemberwick indemnifies JPMIM for, and will hold it harmless against any losses to which JPMIM may become subject as a direct result of such agreement or JPMIM’s performance of its duties thereunder; provided, however, that nothing contained herein shall require that JPMIM be indemnified for losses that resulted from JPMIM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement. (See the Sub-Advisory Agreement which has been incorporated by reference as Exhibit 28(d)(vi).)

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibits 28(e)(i)-(e)(x).)

Item 31. Business and Other Connections of Investment Advisers.

Cutwater is a registered investment adviser located at 113 King Street, Armonk, New York 10504 and is a direct wholly-owned subsidiary of Cutwater Holdings LLC, a Delaware limited liability company located at 113 King

Street, Armonk, New York 10504 and an indirect wholly-owned subsidiary of MBIA Inc. (“MBIA”), a Connecticut corporation with principal offices at the same address. MBIA is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. The directors and officers of Cutwater are provided on Cutwater’s most recently filed Schedule A of Form ADV (IARD No. 107200), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Cutwater who were engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

	Position with	Other Substantial
Name	Cutwater	Business Activities
Clifford D. Corso	Chief Investment Officer	Executive Vice President, Chief Investment Officer, MBIA Inc.
Leonard I. Chubinsky	General Counsel, Secretary	Assistant General Counsel, MBIA Insurance Corporation
William C. Fallon	Director	President, Chief Operating Officer, MBIA Inc.

Lateef is a registered investment adviser located at 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904. The general partner, limited partners, officers and directors of Lateef are provided on Lateef’s most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The partners, directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.

Boston Advisors is a registered investment adviser located at One Liberty Square, 10th Floor, Boston, Massachusetts 02109. The members and officers of Boston Advisors are provided on Boston Advisors most recently filed Schedule A of Form ADV (IARD No. 140059), which is incorporated herein by reference. The officers of Boston Advisors are not engaged in any other business, profession, vocation or employment of a substantial nature.

WHV is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is a direct wholly-owned subsidiary of Laird Norton Investment Management, Inc. (“LNIM”), a Washington corporation with principal offices at 801 Second Avenue, Suite 1300, Seattle, Washington 98104 and an indirect wholly-owned subsidiary of Laird Norton Company, LLC (“LNC”), a Nevada limited liability company with principal offices at the same address as LNIM. The members and officers of WHV are listed on WHV’s most recently filed Schedule A of Form ADV Part I (IARD No. 107214), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of WHV who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	WHV	Business Activities
Jeffrey S. Vincent	Director	CEO/President of Laird Norton Company, LLC
Theodore H,. Smyth	Director	Principal and Founder of Andrew Pierce Corporation
Tim Carver	Director	Managing Director, Northern Light Capital Group LLC
H. Paul Reynolds	Director	President and CEO of Camber Health Partners
Andrew L. Turner	President and CEO	Director, Northern Lights Capital Group LLC
Lawrence S. Hing	Chief Compliance Officer	Chief Compliance Officer of Hirayama

Hirayama is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is an affiliate of WHV, a registered investment adviser that is wholly-owned by LNIM. The members and officers of Hirayama are listed on Hirayama’s most recently filed Schedule A of Form ADV Part I (IARD No. 147816), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Hirayama who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Hirayama	Business Activities
Richard K. Hirayama	Managing Member	Senior Vice President and Portfolio Manager of WHV
Lawrence S. Hing	Chief Compliance Officer	Chief Compliance Officer of WHV
Laura A. Stankard	Member	Vice President and Portfolio Manager/Analyst of WHV
Allison G. Goodson	Member	Vice President and Portfolio Manager/Analyst of WHV

Pemberwick is a registered investment adviser located at 340 Pemberwick Road Greenwich, Connecticut 06831. The members and officers of Pemberwick are provided on Pemberwick’s most recently filed Schedule A of Form ADV (IARD No. 149639), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Pemberwick who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Pemberwick	Business Activities
David A. Salzman	Member	President of The Richman Group, Inc.
Kristin M. Miller	Member	President of The Richman Group Development Corporation
Lelia Long	Chief Compliance Officer	Director Vigilant Compliance Services
James P. Hussey	CEO	Chief Financial Officer of The Richman Group, Inc.
Richard P. Richman	Manager	Chairman and major shareholder of The Richman Group, Inc.
Brian P. Myers	Member	President of Richman Asset Management, Inc.

JPMIM is a registered investment adviser located at 270 Park Avenue, New York, New York 10017. The directors and officers of JPMIM are provided on JPMIM’s most recently filed Schedule A of Form ADV (IARD No. 107038), which is incorporated herein by reference. The directors and officers of JPMIM are not engaged in any other business, profession, vocation or employment of a substantial nature.

Private Capital is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. The officers of Private Capital are provided on Private Capital’s most recently filed Schedule A of Form ADV (IARD No. 104672), which is incorporated herein by reference. Set forth below are the names and businesses of certain officers of Private Capital who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Private Capital	Business Activities
Charles D. Atkins	President, Chief Compliance Officer and General Counsel	General Counsel of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512
David G. Joyce	Chief Financial Officer and Chief Administrative Officer	Chief Financial Officer of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512

Estabrook is a registered investment adviser located at 900 Third Avenue, 10th Floor, New York, New York 10022. The members, directors and officers of Estabrook are provided on Estabrook’s most recently filed Schedule A of Form ADV (IARD No. 128856), which is incorporated herein by reference. The members, directors and officers of Estabrook are not engaged in any other business, profession, vocation or employment of a substantial nature.

AMG of BOH is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813. The members and officers of AMG of BOH are provided on AMG of BOH’s most recently filed Schedule A of Form ADV (IARD No. 112324), which is incorporated herein by reference. The members, directors and officers of AMG are not engaged in any other business, profession, vocation or employment of a substantial nature.

Polen is a registered investment adviser located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. The directors and officers of Polen are provided on Polen’s most recently filed Schedule A of Form ADV (IARD No. 106093), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Polen who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Polen	Other Substantial Business Activities
Stanley C. Moss	Chief Executive Officer and	Chairman and Director, Polen Capital Investment Funds

	Chief Compliance Officer	plc. Chief Executive Officer, President and Director, Polen Capital Management, Inc.
Daniel A. Davidowitz	Chief Investment Officer and Portfolio Manager	Chief Investment Officer, Vice President and Director, Polen Capital Management, Inc.

DuPont Capital is a registered investment adviser located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. The directors and officers of DuPont Capital are provided on DuPont Capital’s most recently filed Schedule A of Form ADV (IARD No. 107145), which is incorporated herein by reference. Certain directors and officers of DuPont Capital have roles and responsibilities respecting DuPont Capital’s parent company, E.I. du Pont de Nemours and Company or its affiliates and/or DuPont Capital’s wholly owned broker dealer subsidiary, DuPont Capital Management Marketing Corporation. The directors and officers of DuPont Capital are not engaged in any other business, profession, vocation or employment of a substantial nature.

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. The members, directors and officers of Gotham are provided on Gotham’s most recently filed Schedule A of Form ADV (IARD No. 149335), which is incorporated herein by reference.

	Position with	Other Substantial
Name	Gotham	Business Activities
Joel Greenblatt	Managing Principal and Co-Chief Investment Officer

Director, Pzena Investment Management, Inc.

120 West 45th Street

20th Floor

New York, NY 10036

Board Member, Investment Board for the University of Pennsylvania

University of Pennsylvania - The Office of Investments

3535 Market Street, Suite 200

Philadelphia, PA 19104-3309

EIC is a registered investment adviser located at 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305. The members and officers of EIC are provided on EIC’s most recently filed Schedule A of Form ADV (IARD No. 108510), which is incorporated herein by reference. The members, directors and officers of EIC are not engaged in any other business, profession, vocation or employment of a substantial nature.

MCM is a registered investment adviser located at 805 SW Broadway, Suite 2400, Portland, Oregon 97205. The directors and officers of MCM are provided on MCM’s most recently filed Schedule A of Form ADV (IARD No. 143308), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of MCM who are engaged in any other business, profession, vocation or employment of a substantial nature. Unless otherwise noted, the principal business address of each company in the other substantial business activities section is: One Montgomery Street, Suite 3700, San Francisco, CA 94104.

Name	Position with MCM	Other Substantial Business Activities
Thomas W. Weisel	Chairman, Board of Managers

Chairman, Board of Managers, Thomas Weisel Asset Management LLC and Thomas Weisel Capital Management LLC

various positions, Thomas Weisel Group, Inc., and various other subsidiaries

Co —Chairman, Board of Directors, Stifel Financial Corp., One Financial Plaza,501 North Broadway, St. Louis, MO 63102

Paul C. Slivon	Member, Board of Managers	Member, Board of Managers, Thomas Weisel Asset Management LLC

Chief Executive Officer, Thomas Weisel Partners LLC Senior Managing Director, Stifel, Nicolaus & Company, Incorporated, One Financial Plaza,501 North Broadway, St. Louis, MO 63102
Mark P. Fisher	Chief Legal Officer

Chief Legal Officer, Thomas Weisel Asset Management LLC, Thomas Weisel Capital Management LLC and Thomas Weisel Global Growth Partners LLC

Various positions, Thomas Weisel Group, Inc. and various other subsidiaries

Managing Director-Legal, Stifel, Nicolaus & Company, Incorporated

Kenneth A. Korngiebel	Chief Investment Officer	Member, Board of Managers, Thomas Weisel Asset Management LLC
Stephen J. Bushmann	Chief Financial Officer	Chief Financial Officer, Thomas Weisel Asset Management LLC
Cynthia Perez	Chief Operating Officer	Chief Operating Officer, Thomas Weisel Asset Management LLC, Thomas Weisel Capital Management LLC and Thomas Weisel Global Growth Partners LLC
Rita S. Kazembe	Chief Compliance Officer	Chief Compliance Officer, Investment Advisory Services, Stifel, Nicolaus & Company, Incorporated, One Financial Plaza,501 North Broadway,St. Louis, MO 63102

EquityCompass is a registered investment adviser located at 1 South Street, 16th Floor, Baltimore, MD 21202. The members, directors and officers of EquityCompass are provided on EquityCompass’ most recently filed Schedule A of Form ADV (IARD No. 145420), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of EquityCompass who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EquityCompass	Other Substantial Business Activities
Elizabeth A. Watkins	Chief Compliance Officer	Chief Compliance Officer, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC, Ziegler Capital Management LLC, Montibus Capital Management LLC, Missouri Valley Partners LLC

Seizert is a registered investment adviser located at 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009. The members, directors and officers of Seizert are provided on Seizert’s most recently filed Schedule A of Form ADV (IARD No. 108954.), which is incorporated herein by reference.

Sirios is a registered investment adviser located at One International Place, Boston, Massachusetts 02110. The partners, directors and officers of Sirios are provided on Sirios’ most recently filed Schedule A of Form ADV (IARD No. 160580), which is incorporated herein by reference. The officers of Sirios are not engaged in any other business, profession, vocation or employment of a substantial nature.

BRAM is a registered investment adviser located at 1450, Paulista, AV, 6th Floor, Sao Paulo, Brazil 01310917.

The partners, directors and officers of BRAM are provided on BRAM’s most recently filed Schedule A of Form ADV (IARD No. 159558), which is incorporated herein by reference.  Set forth below are the names and businesses of certain directors and officers of BRAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with BRAM US LLC	Other Substantial Business Activities
JOAQUIM VIEIRA FERREIRA LEVY	President	CEO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
RICARDO	Assistant Secretary	Head of Products, Bradesco Asset Management DTVM ,

AUGUSTO MIZUKAWA		1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
LUIZ OSÓRIO LEÃO FILHO	Assistant Secretary	Head of International Business Development, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
HERCULANO ANIÍBAL ALVES	Vice President	Consultant, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
REINALDO LE GRAZIE	Vice President	Fixed Income and Multistrategy CIO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
REGINA HADDAD DELALAMO	Secretary	COO, Banco Bradesco SA, 1450 Av Paulista 10th Floor Sao Paulo-SP 01310-917 Brazil

Mount Lucas is a registered investment adviser located at 405 South State Street, Newtown, PA  18940. The members, directors and officers of Mount Lucas are provided on Mount Lucas’ most recently filed Schedule A of Form ADV (IARD No. 108255), which is incorporated herein by reference.   Set forth below are the names and businesses of certain directors and officers of Mount Lucas who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Mount Lucas	Other Substantial Business Activities
Paul DeRosa	Chairman	Director, Intervest Bancshares Corp. Intervest National Bank One Rockefeller Plaza, Suite 400 New York, NY 10020 Director, Ambac Financial Group Inc. One State Street Plaza New York, NY 10004
Charles S. Crow	Chief Compliance Officer

Director (independent), 1st
Constitution Bancorp

2650 Route 130 & DeyRoad

Cranbury, NJ 08512

Director, of the Arden-Sage registered
fund group of companies (domestic only)

909 Third Avenue, 28th Floor

New York, NY 10022

Principal, Crow & Associates

100 Canal Pointe Boulevard

Suite 214

Princeton, NJ 08540

SkyBridge is a registered investment adviser located at 527 Madison Avenue, 16th Floor, New York, NY 10022. The members, directors and officers of SkyBridge, which are required to be, provided on SkyBridge’s most recently filed Schedule A of Form ADV (IARD No. 148152) are set forth therein, which is incorporated herein by reference. The directors and officers of SkyBridge are not engaged in any other business, profession, vocation or employment of a substantial nature.

EAM Global, is a registered investment adviser, located at 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007. The members, directors and officers of EAM Global are provided on EAM Global’s most recently filed Schedule A of Form ADV (IARD No. 170870), which is incorporated herein by reference.  Set forth below are the names and businesses of certain directors and officers of EAM Global who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EAM Global	Other Substantial Business Activities
Derek John Gaertner	Chief Compliance Officer and Chief Operating Officer	Chief Compliance Officer, Chief Operating Officer and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Frank Page Hurst	Managing Director	President and Managing Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Joshua Matthew Moss	Vice President	Vice President and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Travis Tyler Prentice	President, Chief Executive Officer and Managing Director	CEO, Chief Investment Officer and Managing Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Byron C. Roth	Managing Director

Managing Director, EAM Investors LLC

2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

CEO and Chairman of the Board, Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Gordon J. Roth	Managing Director

Managing Director, EAM Investors LLC

2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

COO, CFO and Board Member, Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Montie Lee Weisenberger	Managing Director	Senior Vice President, Chief Operating Officer and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Acuity is a registered investment adviser located at 60 Arch Street, 2nd Floor, Greenwich, CT 06830.  The partners, directors and officers of Acuity are provided on Acuity’s most recently filed Schedule A of Form ADV (IARD No. 127014), which is incorporated herein by reference.  The partners, directors and officers of Acuity are not engaged, and have not been engaged within the last two fiscal years, in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter

Item 32.                                                  Foreside Funds Distributors LLC

Item 32(a)                                      Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              Aston Funds

2.              E.I.I. Realty Securities Trust

3.              FundVantage Trust

4.              GuideStone Funds

5.              Kalmar Pooled Investment Trust

6.              Matthews International Funds (d/b/a Matthews Asia Funds)

7.              Metropolitan West Funds

8.              The Motley Fool Funds Trust

9.              New Alternatives Fund, Inc.

10.       Old Westbury Funds, Inc.

11.       The RBB Fund, Inc.

12.       Stratton Mid Cap Value Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

13.       Stratton Real Estate Fund, Inc.

14.       The Stratton Funds, Inc.

15.       The Torray Fund

16.       Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

Item 32(b)                                      The following are the Officers and Manager of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)                                       Not applicable.

Item 33. Locations of Accounts and Records.

All accounts and records are maintained by the Registrant, or on its behalf by the following entities:

(1) Cutwater, 113 King Street, Armonk, New York 10504 (for certain records of the Cutwater Funds);

(2) Lateef, 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904 (for certain records of the Lateef Fund);

(3) Boston Advisors, One Liberty Square, 10th Floor, Boston, Massachusetts 02109 (for certain records of the Boston Advisors Broad Allocation Strategy Fund)

(4) Piedmont Investment Advisors, LLC, 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701 (for certain records of the Corverus Strategic Equity Fund (series liquidated on July 20, 2012));

(5) WHV, 301 Battery Street, Suite 400, San Francisco, California 94111 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund, WHV International Equity Fund, WHV Emerging Markets Equity Fund (series liquidated on December 20, 2013), WHV/Seizert Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund);

(6) Hirayama, at 301 Battery Street, Suite 400, San Francisco, California 94111 (for certain records of the WHV International Equity Fund);

(7) Seizert, 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009 (for certain records of the WHV/Seizert Small Cap Equity Fund);

(8) Pemberwick, 340 Pemberwick Road Greenwich, Connecticut 06831 (for certain records of the Pemberwick Fund);

(9) JPMIM, 270 Park Avenue, New York, New York 10017 (for certain records of the Pemberwick Fund);

(10) Private Capital, 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108 (for certain records of the Private Capital Management Value Fund);

(11) Estabrook, 900 Third Avenue, 10th Floor, New York, New York 10022 (for certain records of the Estabrook Funds);

(12) AMG of BOH, 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813 (for certain records of the Pacific Capital Funds and of the U.S. Government Money Market Fund);

(13) Polen, 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431 (for certain records of the Polen Growth Fund and Polen Global Growth Fund);

(14) DuPont Capital, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803 (for certain records of the DuPont Capital Funds);

(15) Gotham, 535 Madison Avenue, 30th Floor, New York,  New York (for certain records of the Formula Funds (series liquidated and/or merged with Gotham Funds) and Gotham Funds);

(16) MCM, 805 SW Broadway, Suite 2400, Portland, Oregon 97205 (for certain records of the MCM Small Cap Growth Fund);

(17) CAM, 8105 Irvine Center Drive, Suite 1100, Irvine, California 92618 (for certain records of the Compak Dynamic Asset Allocation Fund) (series liquidated on September 13, 2013);

(18) EIC, 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305 (for certain records of the EIC Value Fund);

(19) SNW Asset Management, LLC, 2001 Sixth Ave. Suite 2310, Seattle, Washington 98121(for certain records of the SNW Oregon Short-Term Tax-Exempt Bond Fund (series liquidated on June 29, 2012));

(20) Heitman, 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 (for certain records of the Heitman REIT Fund) (series liquidated on April 25, 2014);

(21) EquityCompass, 1 South Street, 16th Floor, Baltimore, MD 21202 (for certain records of the Quality Dividend Fund);

(22) BNY Mellon Investment Servicing (US) Inc., Registrant’s administrator, transfer agent, dividend-paying agent and accounting services agent, 301 Bellevue Parkway, Wilmington, Delaware 19809;

(23) Sirios, One International Place, Boston, Massachusetts 02110 (for certain records of the Sirios Focus Fund); or

(24) BRAM, 1450, Paulista, AV, 6th Floor, Sao Paulo, Brazil 01310917 (for certain records of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund).

(25) Mount Lucas, 1450, 405 South State Street, Newtown, PA  18940 (for certain records of the Mount Lucas U.S. Focused Equity Fund).

(26) SkyBridge, 527 Madison Avenue, 16th Floor, New York, NY 10022 (for certain records of the SkyBridge Dividend Value Fund).

(27) EAM Global, 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007 (for certain records of the WHV/EAM International Small Cap Equity Fund, and the WHV/EAM Emerging Markets Small Cap Equity Fund).

(28) Acuity, 60 Arch Street, 2nd Floor, Greenwich, CT 06830 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund).

Item 34. Management Services.

There are no management-related service contracts not discussed in Parts A or B.

Item 35. Undertakings.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 113 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 16th day of April 2015.

FUNDVANTAGE TRUST
By:	/s/ Joel Weiss
Joel Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee
Robert J. Christian		April 16, 2015
/s/ Iqbal Mansur*	Trustee
Iqbal Mansur		April 16, 2015
/s/ Nancy B. Wolcott*	Trustee
Nancy B. Wolcott		April 16, 2015
/s/ Donald J. Puglisi*	Trustee
Donald J. Puglisi		April 16, 2015
/s/ Stephen M. Wynne*	Trustee
Stephen M. Wynne		April 16, 2015
/s/ James Shaw	Treasurer and CFO
James Shaw		April 16, 2015
/s/ Joel Weiss	President and CEO
Joel Weiss		April 16, 2015

* By:	/s/ Joel Weiss
Joel Weiss
Attorney-in-Fact